UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 15, 2012
Date of Report (Date of earliest event reported)

RDA HOLDING CO.
(Exact name of registrant as specified in its charter)

Delaware	333-170143-07 37-1537045
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)        File Number)            Identification No.)

750 Third Avenue New York, New York     10017
(Address of principal executive offices)     (Zip Code)

(646) 293-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 15, 2012, RDA Holding Co. posted a slide presentation containing information regarding expected changes to EBITDA performance in the second half of 2012 versus the second half of 2011, which the Company believes will be helpful to investors. The full text of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The slide presentation is also available on the company's website, www.rda.com, under the “Investor Relations” section.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Power Point slide presentation - Supplemental Financial Material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA Holding Co.

/s/ Andrea Newborn

Name:    Andrea Newborn
Title: Senior Vice President, General Counsel and Secretary
Date: August 15, 2012

EXHIBIT INDEX

Exhibit No.    Description
99.1        Power Point slide presentation - Supplemental Financial Material.